EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-Q of IDX Systems Corporation (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, James H. Crook, Jr., Chief Executive Officer of the Company, and John A. Kane, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                         /S/ JAMES H. CROOK, JR.
                                         ---------------------------------------
Dated:  August 1, 2003                   James H. Crook, Jr.
                                         Chief Executive Officer





                                         /S/ JOHN A. KANE
                                         ---------------------------------------
Dated:  August 1, 2003                   John A. Kane
                                         Sr. Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and
                                         Treasurer